                            THE GLENMEDE FUND, INC.
                   1 South Street, Baltimore, Maryland 21202
--------------------------------------------------------------------------------

                                (800) 442-8299
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         Prospectus -- February 27, 1997 (as revised October 1, 1997)


INVESTMENT OBJECTIVES



The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), is a no-load, open-end management investment company. Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are shares ("shares") of one class of one of these series, the Institutional International Portfolio.


Institutional International Portfolio. The objective of the Institutional International Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Institutional International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The net asset value of this Portfolio will fluctuate.

     Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

     Shares of the Portfolio are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.
--------------------------------------------------------------------------------


ABOUT THIS PROSPECTUS

     This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. The SAI dated February 27, 1997, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1996 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1996 Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          EXPENSES OF THE PORTFOLIOS

     The following table illustrates the expenses and fees incurred by the Institutional International Portfolio for the fiscal year ended October 31, 1996.



                       SHAREHOLDER TRANSACTION EXPENSES*



Sales Load Imposed on Purchases ....................................   NONE
Sales Load Imposed on Reinvested Dividends  ........................   NONE
Deferred Sales Load ................................................   NONE
Redemption Fees  ...................................................   NONE
Exchange Fees ......................................................   NONE

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                    (as a percentage of average net assets)



                                                                   Institutional
                                                                   International
                                                                     Portfolio
                                                                   -------------
Investment Advisory Fees  ..........................................   .75%(1)
                                                                      -------
Administration Fees ................................................   .04%
                                                                      -------
Other Expenses   ...................................................   .16%
                                                                      -------
Total Operating Expenses  ..........................................   .95%
                                                                      =======


------------
* A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.


(1) The Glenmede Trust Company (the "Advisor") has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of such Portfolio's average net assets.


     The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolio's expenses see "Investment Advisor," "Administrative, Transfer Agency and Dividend Paying Services" and "Board Members and Officers."


     The following example illustrates the estimated expenses that an investor in the Portfolio would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. As noted in the above table, Glenmede Fund charges no redemption fees of any kind.





                                                1 Year     3 Years     5 Years     10 Years
                                                --------   ---------   ---------   ----------
Institutional International Portfolio  ......     $10         $30        $ 53         $117

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. THE ABOVE FIGURES ARE ESTIMATES ONLY. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

     The table below sets forth financial highlights of the Institutional International Portfolio for the respective periods presented. The data presented for the Portfolio is derived from the Portfolio's Financial Statements included in Glenmede Fund's 1996 Annual Report to Shareholders, which Financial Statements and the report thereon of Coopers & Lybrand L.L.P., Glenmede Fund's independent accountants, are incorporated by reference into the SAI. The following information should be read in conjunction with those Financial Statements.




                                                                   Institutional International Portfolio
                                               ------------------------------------------------------------------------------
                                                Year Ended      Year Ended      Year Ended      Year Ended     Period Ended
                                               October 31,     October 31,     October 31,     October 31,      October 31,
                                                  1996            1995            1994            1993            1992+
                                               -------------   -------------   -------------   -------------   --------------
Net asset value, beginning of year    ......     $  12.34        $  12.63        $  12.00        $   9.42       $   10.00
                                                 --------        --------        --------        --------       -----------
Income from investment operations:
 Net investment income#   ..................         0.28            0.19            0.16            0.15            0.03
 Net realized and unrealized gain/(loss)
   on investments   ........................         1.50           (0.13)           1.49            2.88           (0.60)
                                                 --------        --------        --------        --------       -----------
   Total from investment operations   ......         1.78            0.06            1.65            3.03           (0.57)
                                                 --------        --------        --------        --------       -----------
Less Distributions:
 Distributions from net investment
   income  .................................        (0.25)          (0.18)          (0.13)          (0.14)          (0.01)
 Distributions from net realized capital
   gains   .................................        (0.14)          (0.17)          (0.87)          (0.31)             --
 Distributions in excess of net realized
   gains   .................................        (0.06)             --           (0.02)             --              --
                                                 --------        --------        --------        --------       -----------
   Total Distributions .....................        (0.45)          (0.35)          (1.02)          (0.45)          (0.01)
                                                 --------        --------        --------        --------       -----------
Net asset value, end of year    ............     $  13.67        $  12.34        $  12.63        $  12.00       $    9.42
                                                 ========        ========        ========        ========       ===========
Total return++   ...........................        14.46%           0.38%         13.85%          32.34%           (5.60)%
                                                 ========        ========        ========        ========       ===========
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)    ......     $ 58,390        $ 44,206        $ 17,076        $ 12,979       $   9,416
Ratio of operating expenses to average
 net assets** ..............................         0.95%           0.93%           1.00%           1.00%         1.00%*
Ratio of net investment income to
 average net assets    .....................         2.06%           1.78%           1.29%           1.41%         1.28%*
Portfolio turnover rate   ..................           10%             25%             39%             34%             10%
Average commissions per share## ............     $   0.02           N/A             N/A             N/A             N/A

------------
 + The Portfolio commenced operations on August 1, 1992.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Annualized expense ratio before waiver of fees and/or expenses reimbursed by the investment advisor for the years ended October 31, 1996, 1995, 1994 and 1993 and the period ended October 31, 1992 were .95%, .93%, 01.01%, 1.08% and 1.08%, respectively.
 # Net investment income before waiver of fees and/or expenses reimbursed by the investment advisor for the years ended October 31, 1996, 1995, 1994 and 1993 and the period ended October 31, 1992 were $.28, $0.19, $0.16, $0.14 and $0.03, respectively.
## Represents Average Commission rate per share charged to the Portfolio on purchases and sales of investment during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                           PERFORMANCE CALCULATIONS

     The Institutional International Portfolio may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares.

     The Portfolio may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper") and the Morgan Stanley Capital International EAFE Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolio.

     Performance quotations will represent the Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for the Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their clients will not be included in the Portfolio's calculations of total return.


                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Institutional International Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

     The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Portfolio will invest an aggregate of at least 65% of its total assets in the securities of companies (other than investment companies) in at least three different countries, other than the United States.

     The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act")); U.S. or foreign securities convertible into foreign common stock; and American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies.

     The Portfolio also may enter into forward currency exchange contracts only in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes. See "Investment Techniques--Forward Foreign Currency Exchange Contracts."

     The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group,

Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.


                             INVESTMENT TECHNIQUES

     Repurchase Agreements. The Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of its total assets to be subject to repurchase agreements. The Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

     In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor currently expects that repurchase agreements will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor will mark-to-market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement, and the Portfolio will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

     In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

     The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. Default by the seller would also expose the Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities.


     Lending of Securities. The Portfolio may lend its portfolio securities with a value up to one-third of its total assets to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.


     "When Issued," "Delayed Settlement," and "Forward Delivery" Securities. The Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

     The Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of speculation. The Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and the Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

     Borrowing. As a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow money from banks. However, the Portfolio will not borrow money for speculative purposes.

     Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. It should be realized that this method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Depositary Receipts. The Portfolio may purchase sponsored or unsponsored ADRs. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary receipts will be deemed to be investments in the underlying securities.

     Illiquid Securities. The Portfolio will not invest more than 10% of net assets in securities that are illiquid. Illiquid securities are difficult to sell promptly at an acceptable price.

     Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.

                                 RISK FACTORS

     Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Portfolio, nor can there be any assurance that the Portfolio's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Portfolio can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Portfolio's securities, including general economic conditions, market factors and currency exchange rates. An investment in the Portfolio is not intended as a complete investment program.

     Foreign Securities. The Portfolio has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investors should recognize that investing in the securities of foreign companies involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign port-folio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.



                              PURCHASE OF SHARES

     Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by Glenmede Fund's transfer agent. See "Valuation of Shares." The minimum initial investment for the Portfolio is $25,000; the minimum for subsequent investments for the Portfolio is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in Glenmede Fund should contact the Advisor or his or her Institution.

     It is the Advisor's responsibility to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to Glenmede Fund's custodian, on a timely basis.

     Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

     Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES

     Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor to transmit promptly redemption orders to the transfer agent.

     Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

     If Glenmede Fund's Board determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

     Glenmede Fund reserves the right, upon 30 days' written notice, to redeem an account in the Portfolio if the net asset value of the account's shares falls below $100 and is not increased to at least such amount within such 30-day period.

        ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES


     Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities, including the Advisor, as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.


                              VALUATION OF SHARES


     The net asset value per share of the Portfolio is determined by dividing the total market value of its investments and other assets attributable to the shares, less liabilities attributable to the shares, by the total outstanding shares of the Portfolio. The net asset value per share of the Portfolio is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business and the Portfolio receives an order to purchase or redeem its shares. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value per share of the Portfolio.


     Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of that exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized, the Portfolio normally distributes such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes-Federal Taxes-Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

     Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Portfolio's "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend).

FEDERAL TAXES

     The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, the Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year. The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by the Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part, if any, of the dividends paid by the Portfolio will be eligible for the dividends received deduction.

     Substantially all of the Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. The Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable as long-term capital gains to the shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

     A shareholder considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

     A taxable gain or loss may be realized by a shareholder upon his redemption or transfer of shares of the Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

     It is expected that dividends and certain interest income earned by the Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income, should he so choose.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

     The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax iden-tification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions from the Portfolio. A shareholder should consult with his tax adviser with respect to the tax status of distributions from the Portfolio in a particular state and locality.

     The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Portfolio will be exempt from Pennsylvania Personal Property Taxes.


                              INVESTMENT ADVISOR

     The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At January 31, 1997, the Advisor had over $10.3 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under its Investment Advisory Agreement with Glenmede Fund with respect to the Portfolio, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio's assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders.

     The Advisor is entitled to receive a fee from the Portfolio for its investment services computed daily and payable monthly, at the annual rate of
 .75% of the Portfolio's average daily net assets. Although the advisory fee rate payable by the Portfolio is higher than the rates paid by most mutual funds, Glenmede Fund's Board of Directors believes it is comparable to the rates paid by other similar funds. The Advisor has agreed to waive its fees to the extent necessary to ensure that the Portfolio's annual total operating expenses do not exceed 1.00% of its average net assets. For the fiscal year ended October 31, 1996, the Advisor received a fee of .75% (annualized) of the Portfolio's average net assets.


     Andrew Williams, Senior Vice President of the Advisor, is the portfolio manager for the Portfolio, and has been primarily responsible for its management since that Portfolio commenced operations. Mr. Williams has been employed by the Advisor since May 1985.



         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES


     ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement and in those capacities supervises all aspects of Glenmede Fund's day-to-day operations, other than the management of Glenmede Fund's investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (collectively, the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million. For fiscal year ended October 31, 1996, ICC received fees at the rate of .04% of the Portfolio's average net assets.



                            INVESTMENT LIMITATIONS

     The Portfolio will not:

   (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

   (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

   (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

   (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of the Portfolio's total assets, at fair market value, except as described in this Prospectus and the SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

   (e) Issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

   (f) Borrow money, except that the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

     With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value of assets will not constitute a violation of such restriction. If the Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. The Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 331/3% of its total net assets.

     The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Portfolio.


                              GENERAL INFORMATION


DESCRIPTION OF SHARES AND VOTING RIGHTS


     Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios. The Glenmede Fund has classified the shares offered by this prospectus and a separate class, The Flag Investors Series Class A Shares, each of which represents interests in the Portfolio. The Flag Investors Series Class A Shares have different class expenses, which may affect performance. Inquiries and requests for a prospectus regarding The Flag Investors Series Class A Shares, which are offered with a sales charge, should be addressed to (800) 767-FLAG.

     The shares of the Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of the Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares of common stock of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of common stock of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.


     At January 31, 1997, the Advisor was the record owner of substantially all of the outstanding shares of the Portfolio.


DISTRIBUTOR


     ICC Distributors, Inc., P.O. Box 7558, Portland, Maine, 04101, serves as Glenmede Fund's distributor.



CUSTODIAN

     The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.


TRANSFER AGENT

     ICC, located at 1 South Street, Baltimore, Maryland 21202, serves as Glenmede Fund's transfer agent.


INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania serves as independent accountants for Glenmede Fund and will audit its financial statements annually.



REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.


COUNSEL


     Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                          BOARD MEMBERS AND OFFICERS

     The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:




          Name and Address              Age               Principal Occupation During Past Five Years
-------------------------------------  -----  ---------------------------------------------------------------------
H. Franklin Allen, Ph.D.                41    Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
Finance Department                            Nippon Life Professor of Finance and Economics; Professor of
The Wharton School                            Finance and Economics from 1990- 1996; Vice Dean and Director of
University of Pennsylvania                    Wharton Doctoral Programs from 1990-1993. He has been employed
Philadelphia, PA 19104-6367                   by The University of Pennsylvania since 1980.

Willard S. Boothby, Jr.                 75    Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
600 East Gravers Lane                         Director of Penn Engineering & Manufacturing Corp.; Former
Wyndmoor, PA 19118                            Director of Georgia-Pacific Corp.; Former Managing Director of
                                              Paine Webber, Inc.

John W. Church, Jr.*                    64    Chairman, President and Director of Glenmede Fund; Chairman,
One Liberty Place                             President and Director of The Glenmede Portfolios; Executive Vice
1650 Market Street, Suite 1200                President and Chief Investment Officer of The Glenmede Trust
Philadelphia, PA 19103                        Company. He has been employed by The Glenmede Trust Company since 1979.

Francis J. Palamara                     72    Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
P.O. Box 44024                                Trustee of Gintel Fund; Director of XTRA Corporation; Former
Phoenix, AZ 85064-4024                        Executive Vice President--Finance of ARAMARK, Inc.

G. Thompson Pew, Jr.*                   55    Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
310 Caversham Road                            Director of The Glenmede Trust Company; Former Director of
Bryn Mawr, PA 19010                           Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal
                                              and Officer of Philadelphia Investment Banking Co.; Former Director
                                              and Officer of Valley Forge Administrative Services Company.

Mary Ann B. Wirts                       46    Executive Vice President of Glenmede Fund; Vice President and
One Liberty Place                             Manager of The Fixed Income Division of The Glenmede Trust
1650 Market Street, Suite 1200                Company. She has been employed by The Glenmede Trust Company
Philadelphia, PA 19103                        since 1982.

Kimberly C. Osborne                     31    Vice President of Glenmede Fund; Vice President of The Glenmede
One Liberty Plaza                             Trust Company. She has been employed by The Glenmede Trust
1650 Market Street, Suite 1200                Company since 1993. From 1992-1993, she was a Client Service
Philadelphia, PA 19103                        Manager with Mutual Funds Service Company and from 1987-1992, she was a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                       38    Secretary of Glenmede Fund; Partner in the law firm of Drinker
Philadelphia National Bank Building           Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                      54    Assistant Secretary of Glenmede Fund; Principal, BT Alex. Brown
1 South Street                                Inc.; Executive Vice President of ICC.
Baltimore, MD 21202

Joseph A. Finelli                       40    Treasurer of Glenmede Fund. He has been a Vice President of BT
1 South Street                                Alex. Brown Inc. since 1995. Prior thereto, he was Vice President
Baltimore, MD 21202                           and Treasurer of The Delaware Group.


------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

     For additional information concerning remuneration of Board members see "Management of Glenmede Fund" in the SAI.
                             --------------------

     Shareholder inquiries should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                            THE GLENMEDE FUND, INC.
                   1 South Street, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   Prospectus


             Dated February 27, 1997 (as revised October 1, 1997)

Investment Advisor                       Administrator and Transfer Agent


The Glenmede Trust Company               Investment Company Capital
                                         Corp.
One Liberty Place                        1 South Street
1650 Market Street, Suite 1200           Baltimore, Maryland 21202
Philadelphia, PA 19103



                                         Distributor


                                         ICC Distributors, Inc.
                                         P.O. Box 7558
                                         Portland, Maine 04101





--------------------------------------------------------------------------------



                               Table of Contents




                                                 Page
                                                ------
    Expenses of the Portfolios ...............     2
    Financial Highlights .....................     3
    Performance Calculations   ...............     4
    Investment Objectives and Policies  ......     4
    Investment Techniques   ..................     5
    Risk Factors   ...........................     6
    Purchase of Shares   .....................     7
    Redemption of Shares .....................     7
    Additional Information on the Purchase and
      Redemption of Shares  ..................     8


                                                Page
                                                ------
    Valuation of Shares  .....................     8
    Dividends, Capital Gains Distributions and
      Taxes  .................................     8
    Investment Advisor   .....................    10
    Administrative, Transfer Agency and
      Dividend Paying Services ...............    10
    Investment Limitations  ..................    10
    General Information  .....................    11
    Board Members and Officers ...............    13

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.